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                                  Exhibit 99.3

 Series 1998-2 Monthly Certificateholders' Statement for the month of July 1998
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
                                               Monthly Certificateholder's Statement
                                                Proffitt's Credit Card Master Trust
                                                           Series 1998-2

Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and
Servicing Agreement"), as supplemented by the Series 1998-2 Supplement, dated as of May 21, 1998 (the "Supplement" and together with the Pooling and Servicing Agreement, the Agreement) each between Proffitt's Credit Corporation as Transferor, Proffitt's, Inc. as
Servicer, and Norwest Bank Minnesota, National Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 1998-2 is set forth below:

     Date of the Certificate                                                                     August 10, 1998
     Monthly Period ending:                                                                        July 31, 1998
     Determination Date                                                                          August 10, 1998
     Distribution Date                                                                           August 17, 1998
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                                          General
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
 201 Amortization Period                                                                                       No            201
 202 Early Amortization Period                                                                                 No            202
 203 Class A Investor Amount paid in full                                                                      No            203
 204 Class B Investor Amount paid in full                                                                      No            204
 205 Collateral Indebtedness Amount paid in full                                                               No            205
 206 Proffitt's Inc. is the Servicer                                                                          Yes            206
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                                      Investor Amount
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                                                                                                           as of the end of
                                                                             as of the end of prior          the relevant
                                                                                 Monthly Period             Monthly Period
                                                                             ----------------------        ----------------
 207 Series 1998-2 Investor Amount                                                 $  261,500,000    207(a)  $  261,500,000   207(b)
 208    Class A Investor Amount                                                    $  200,000,000    208(a)  $  200,000,000   208(b)
 209    Class B Investor Amount                                                    $   21,500,000    209(a)  $   21,500,000   209(b)
 210    Collateral Indebtedness Amount                                             $   24,000,000    210(a)  $   24,000,000   210(b)
 211    Class D Investor Amount                                                    $   16,000,000    211(a)  $   16,000,000   211(b)

 212 Series 1998-2 Adjusted Investor Amount                                        $  261,500,000    212(a)  $  261,500,000   212(b)
 213    Class A Adjusted Investor Amount                                           $  200,000,000    213(a)  $  200,000,000   213(b)
 214       Principal Account Balance                                               $           -     214(a)  $           -    214(b)
 215    Class B Adjusted Investor Amount                                           $   21,500,000    215(a)  $   21,500,000   215(b)

 216    Class A Certificate Rate                                                                               6.00%          216
 217    Class B Certificate Rate                                                                               6.15%          217
 218    Collateral Indebtedness Interest Rate                                                                 6.40625%        218
 219    Class D Certificate Rate                                                                              6.65625%        219
 220 Weighted average interest rate for Series 1998-2                                                          6.09%          220

                                                                                                           as of the end of
                                                                             as of the end of prior          the relevant
                                                                                 Monthly Period             Monthly Period
                                                                             ----------------------        ----------------
 221 Series 1998-2 Investor Percentage with respect to
     Finance Charge Receivables                                                    38.51%            221(a)     40.16%        221(b)
 222    Class A                                                                    29.46%            222(a)     30.72%        222(b)
 223    Class B                                                                    3.17%             223(a)     3.30%         223(b)
 224    Collateral Indebtedness Amount                                             3.53%             224(a)     3.69%         224(b)
 225    Class D                                                                    2.36%             225(a)     2.46%         225(b)

 226 Series 1998-2 Investor Percentage with respect to Principal Receivables       38.51%            226(a)     40.16%        226(b)
 227    Class A                                                                    29.46%            227(a)     30.72%        227(b)
 228    Class B                                                                    3.17%             228(a)     3.30%         228(b)
 229    Collateral Indebtedness Amount                                             3.53%             229(a)     3.69%         229(b)
 230    Class D                                                                    2.36%             230(a)     2.46%         230(b)

 231 Series 1998-2 Investor Percentage with respect to Allocable Amounts           38.51%            231(a)     40.16%        231(b)
 232    Class A                                                                    29.46%            232(a)     30.72%        232(b)
 233    Class B                                                                    3.17%             233(a)     3.30%         233(b)
 234    Collateral Indebtedness Amount                                             3.53%             234(a)     3.69%         234(b)
 235    Class D                                                                    2.36%             235(a)     2.46%         235(b)
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

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                     Series 1998-2 Investor Distributions
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 236 The sum of the daily allocations of collections of Principal Receivables for the relevant
        Monthly Period                                                                                        $         -    236
 237    Class A distribution of collections of Principal Receivables per $1,000 of original principal amount  $         -    237
 238    Class B distribution of collections of Principal Receivables per $1,000 of original principal amount  $         -    238
 239    Collateral Indebtedness Amount distribution of collections of Principal Receivables per $1,000
           of original principal amount                                                                       $         -    239
 240    Class D distribution of collections of Principal Receivables per $1,000 of original principal amount  $         -    240
 241    Class A distribution attributable to interest per $1,000 of original principal amount                 $       5.00   241
 242    Class B distribution attributable to interest per $1,000 of original principal amount                 $       5.13   242
 243    Collateral Indebtedness Amount distribution attributable to interest per $1,000 of
           original principal amount                                                                          $       5.87   243
 244    Class D distribution attributable to interest per $1,000 of original principal amount                 $         -    244
 245 Monthly Servicing Fee for the next succeeding Distribution Date per $1,000 of original principal amount  $       1.67   245

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                          Collections Allocated to Series 1998-2
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 246 Series allocation of collections of Principal Receivables                                                $ 48,453,204   246
 247    Class A                                                                                               $ 37,057,900   247
 248    Class B                                                                                               $  3,983,724   248
 249    Collateral Indebtedness Amount                                                                        $  4,446,948   249
 250    Class D                                                                                               $  2,964,632   250

 251 Series allocation of collections of Finance Charge Receivables                                           $  5,150,872   251
 252    Class A                                                                                               $  3,939,481   252
 253    Class B                                                                                               $    423,494   253
 254    Collateral Indebtedness Amount                                                                        $    472,738   254
 255    Class D                                                                                               $    315,158   255

     Available Funds
 256    Class A Available Funds                                                                               $  3,939,481   256
 257       The amount to be withdrawn from the Reserve Account to be included in Class A Available funds      $         -    257
 258       Principal Investment Proceeds to be included in Class A Available Funds                            $         -    258
 259       The amount of investment earnings on amounts held in the Reserve Account to be included
               in Class A Available funds                                                                     $         -    259

 260    Class B Available Funds                                                                               $    423,494   260
 261       The amount to be withdrawn from the Reserve Account to be included in Class B Available funds      $         -    261
 262       Principal Investment Proceeds to be included in Class B Available Funds                            $         -    262
 263       The amount of investment earnings on amounts held in the Reserve Account to be included
               in Class B Available funds                                                                     $         -    263

 264 Collateral Available Funds                                                                               $    472,738   264

 265 Class D Available Funds                                                                                  $    315,158   265
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                                Application of Collections
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     Class A
 266 Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A
         Monthly Interest previously due but not paid plus any additional interest with respect to
         interest amounts that were due but not paid on a prior Distribution date                             $  1,000,000   266
 267 If Proffitt's Inc. is no longer the Servicer, an amount equal to Class A Servicing fee for
         the related Distribution Date                                                                        $         -    267
 268 Class A Allocable Amount                                                                                 $    523,764   268
 269 An amount to be included in the Excess Spread                                                            $  2,415,717   269


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

 270 Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B
        Monthly Interest previouly due but not paid plus any additional interest with respect
        to interest amounts that were due but not paid on a prior Distribution date                          $      110,188   270
 271 If Proffitt's Inc. is no longer the Servicer, an amount equal to Class B Servicing fee for
        the related Distribution date                                                                        $           -    271
 272 An amount to be included in the Excess Spread                                                           $      313,307   272

     Collateral
 273 If Proffitt's Inc. is no longer the Servicer, an amount equal to Collateral Servicing fee
        for the related Distribution Date                                                                    $           -    273
 274 An amount to be included in the Excess Spread                                                           $      472,738   274

     Class D
 275 If Proffitt's Inc. is no longer the Servicer, an amount equal to Class D Servicing fee for
        the related Distribution Date                                                                        $           -     275
 276 An amount to be included in the Excess Spread                                                           $      315,158    276

 277 Available Excess Spread                                                                                 $    3,516,920    277
 278 Available Shared Excess Finance Charge Collections                                                      $            -    278
 279 Total Cash Flow available for 1998-2 waterfall                                                          $    3,516,920    279

 280 Class A Required Amount is to be used to fund any deficiency in line266, line267 and line268            $            -    280
 281 The aggregate amount of Class A Investor Charge Offs which have not been previously reimbursed          $            -    281
 282 Class B Required Amount to the extent attributable to line270, and line271                              $            -    282
 283 Class B Allocable Amount                                                                                $        56,305   283
 284 Any remaining portion of the Class B Required Amount                                                    $            -    284
 285 An amount equal to any unreimbursed reductions of the Class B Investor Amount, if any, due to:
        (i) Class B Investor Charge Offs; (ii) Reallocated Principal Collections; (iii) reallocations
        of the Class B Investor Amount to the Class A Investor Amount                                        $             -   285
 286 Collateral Monthly Interest for the related Distribution Date plus Collateral Monthly Interest previously due but not paid to the Collateral Indebtedness Holder plus Collateral
        Additional Interest                                                                                  $        140,938  286
 287 Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing Fee due for the relevant
        Monthly Period and not paid above                                                                    $        409,167  287
 288 Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing Fee due but not
        distributed to the Servicer for prior Monthly Periods                                                $             -   288
 289 Collateral Allocable Amount                                                                             $         62,852  289
 290 Any unreimbursed reductions of the Collateral Indebtedness Amount (CIA), if any, due to:
        (i) CIA Charge Offs; (ii) Reallocated Principal Collections; (iii) reallocations of the
        CIA to the Class A or Class B Investor Amount                                                        $             -   290
 291 The excess, if any, of the Required Cash Collateral Amount over the Available Collateral Amount         $             -   291
 292 An amount equal to Class D Monthly Interest due but not paid to the Class D Certificateholders
        plus Class D Additional Interest                                                                     $         97,625  292
 293 Class D Servicing Fee due for the relevant Monthly Period and not paid above                            $         26,667  293
 294 Class D Servicing Fee due but not distributed to the Servicer for prior Monthly Periods                 $             -   294
 295 Class D Allocable Amount                                                                                $         41,901  295
 296 Any unreimbursed reductions of the Class D Investor Amount, if any, due to: (i) Class D
        Investor Charge Offs; (ii) Reallocated Principal Collections; (iii) reallocations of
        the Class D Investor Amount to the Class A or Class B Investor Amount or CIA                         $             -   296
 297 Aggregate amount of any other amounts due to the Collateral Indebtedness Holder pursuant
        to the Loan Agreement                                                                                $             -   297
 298 Excess, if any, of the Required Reserve Account Amount over the amount on deposit in the
        Reserve Account                                                                                      $             -   298
 299 Shared Excess Finance Charge Collections                                                                $      2,681,467  299

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                            Determination of Monthly Principal
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 300 Class A Monthly Principal (the least of line#301, line#302 and line#208)                                $                 300
 301    Available Principal Collections held in the Collection Account                                       $     48,453,204  301
 302    Class A Accumulation Amount                                                                          $                 302

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
 303 Class B Monthly Principal (the least of line#304, line#305 and line#209)
     (distributable only after payout of Class A)                                                            $           -    303
 304    Available Principal Collections held in the Collection Account less portion of such
        Collections applied to Class A Monthly Principal                                                     $   48,453,204   304
 305    Class B Accumulation Amount                                                                          $           -    305

 306 Collateral Monthly Principal (prior to payout of Class B) (the least of line#307 and line#308)          $           -    306
 307    Available Principal Collections held in the Collection Account less portion of such
        Collections applied to Class A and B Monthly Principal                                               $   48,453,204   307
 308    Enhancement Surplus                                                                                  $           -    308

 309 Class D Monthly Principal                                                                               $           -    309
 310    Available Principal Collections held in the Collection Account less portion of such
        Collections applied to Class A, Class B or collateral Monthly Principal                              $   48,453,204   310


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                               Available Enhancement Amount
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 311 Available Enhancement Amount                                                                            $   40,000,000   311
 312    Amount on Deposit in the Cash Collateral Account                                                     $           -    312

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                             Reallocated Principal Collections
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 313 Reallocated Principal Collections                                                                       $           -    313
 314    Class D Principal Collections (to the extent needed to fund Required Amounts)                        $           -    314
 315    Collateral Principal Collections (to the extent needed to fund Required Amounts)                     $           -    315
 316    Class B Principal Collections (to the extent needed to fund Required Amounts)                        $           -    316

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            Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
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                                                                                             %                  Amount
                                                                                          -------            --------------
 317 Series 1998-2 Default Amount                                                          38.51%    317(a)  $      684,822   317(b)
 318 Class A Investor Default Amount                                                       29.46%    318(a)  $      523,764   318(b)
 319 Class B Investor Default Amount                                                       3.17%     319(a)  $       56,305   319(b)
 320 Collateral Default Amount                                                             3.53%     320(a)  $       62,852   320(b)
 321 Class D Investor Default Amount                                                       2.36%     321(a)  $       41,901   321(b)

 322 Series 1998-2 Adjustment Amount                                                                         $           -    322
 323 Class A Adjustment Amount                                                                               $           -    323
 324 Class B Adjustment Amount                                                                               $           -    324
 325 Collateral Adjustment Amount                                                                            $           -    325
 326 Class D Adjustment Amount                                                                               $           -    326

 327 Series 1998-2 Allocable Amount                                                                          $      684,822   327
 328    Class A Allocable Amount                                                                             $      523,764   328
 329    Class B Allocable Amount                                                                             $       56,305   329
 330    Collateral Allocable Amount                                                                          $       62,852   330
 331    Class D Allocable Amount                                                                             $       41,901   331

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                                     Required Amounts
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 332 Class A Required Amount                                                                                 $           -    332
 333    Class A Monthly Interest for current Distribution Date                                               $    1,000,000   333
 334    Class A Monthly Interest previously due but not paid                                                 $           -    334
 335    Class A Additional Interest for prior Monthly Period or previously due but not paid                  $           -    335
 336    Class A Allocable Amount for current Distribution Date                                               $           -    336
 337    Class A Servicing Fee (if Proffitt's is no longer the Servicer)                                      $           -    337
 338 Class B Required Amount                                                                                 $           -    338
 339    Class B Monthly Interest for current Distribution Date                                               $      110,188   339
 340    Class B Monthly Interest previously due but not paid                                                 $           -    340
 341    Class B Additional Interest for prior Monthly Period or previously due but not paid                  $           -    341
 342    Class B Servicing Fee (if Proffitt's is no longer the Servicer)                                      $           -    342
 343   Excess of Class B Allocable Amount over funds available to make payments                              $           -    343

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
 344 Collateral Required Amount                                                                           $              -      344
 345    Collateral Monthly Interest for current Distribution Date                                         $         140,938     345
 346    Collateral Monthly Interest previously due but not paid                                           $              -      346
 347    Collateral Additional Interest for prior Monthly Period or previously due but not paid            $              -      347
 348    Collateral Servicing Fee (if Proffitt's is no longer the Servicer)                                $              -      348
 349   Excess of Collateral Allocable Amount over funds available to make payments                        $              -      349

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                               Reduction of Investor Amounts
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     Class A
 350 Class A Investor Amount reduction                                                                    $              -      350
 351    Class A Investor Charge Off                                                                       $              -      351
 352    Reductions of the Class A Investor Amount                                                         $              -      352
     Class B
 353 Class B Investor Amount reduction                                                                    $              -      353
 354    Class B Investor Charge Off                                                                       $              -      354
 355    Reductions of the Class B Investor Amount                                                         $              -      355
 356    Reallocated Principal Collections applied to Class A                                              $              -      356
     Collateral
 357 Collateral Indebtedness Amount reduction                                                             $              -      357
 358    Collateral Indebtedness Amount Charge Off                                                         $              -      358
 359    Reductions of the Collateral Indebtedness Amount                                                  $              -      359
 360    Reallocated Principal Collections applied to Class B                                              $              -      360
     Class D
 361 Class D Investor Amount reduction                                                                    $              -      361
 362    Class D Investor Charge Off                                                                       $              -      362
 363    Reductions of the Class D Investor Amount                                                         $              -      363
 364    Reallocated Principal Collections applied to Collateral Indebtedness Amount                       $              -      364

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                                       Servicing Fee
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 365 Series 1998-2 Servicing Fee                                                                          $         435,833     365
 366    Class A Servicing Fee                                                                             $         333,333     366
 367    Class B Servicing Fee                                                                             $          35,833     367
 368    Collateral Servicing Fee                                                                          $          40,000     368
 369    Class D Servicing Fee                                                                             $          26,667     369

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                                      Reserve Account
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 370 Required Reserve Account Amount ( if applicable)                                                              N/A          370
 371 Reserve Account Reinvestment Rate (if applicable)                                                             N/A          371
 372 Reserve Account balance                                                                              $              -      372


 373 Accumulation Period Length                                                                             12 months           373
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     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
     Certificate this 10th day of August, 1998.

     Proffitt's, Inc.,
      as Servicer

     By  /s/ James S. Scully
       -----------------------------
     Name:  James S. Scully
     Title: Vice President and Treasurer


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